Exhibit 13.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
I, Stephane Richer, Chief Financial Officer of Cascal N.V. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:
(1) the Annual Report on Form 20-F of the Company for the annual period ended March 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 25, 2008

/s/ Stephane Richer Stephane Richer
Chief Executive Officer